UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 19, 2004

                           Commission File No. 1-16263

                           MARINE PRODUCTS CORPORATION
             (exact name of registrant as specified in its charter)

          Delaware                                             58-2572419
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                           Identification Number)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive offices) (zip code)

                                 (404) 321-7910
               Registrant's telephone number, including area code

Item 5. Other Events and Regulation FD Disclosure

On April 19, 2004, registrant issued a press release titled, "Marine Products Corporation to Announce First Quarter 2004 Results and Host a Conference Call on April 28, 2004," that announces the date that Marine Products Corporation will release its first quarter 2004. This release also provides information for the conference call that will discuss these results.

Item 7. Financial Statements and Exhibits

    (c) Exhibits.

        Exhibit 99 - Press release dated April 19, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Marine Products Corporation.

Date: April 20, 2004                       /s/ BEN M. PALMER
                                           -------------------------------------
                                           Ben M. Palmer
                                           Vice President,
                                           Chief Financial Officer and Treasurer